SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 24, 2022

SCIENTIFIC INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-6658	04-2217279
(State or other Jurisdiction)	(Commission File Number)	(IRS Employer No.)

80 Orville Drive

Bohemia, New York 11716

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(Address of principal executive offices)

(631) 567-4700

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(Registrant's telephone number, including area code)

Not Applicable

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(Former name or former address, if changed since last report)

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) On May 24, 2022, the Director’s Service Agreement by and between aquila biolabs GmbH (“Aquila”) and Mr. Daniel Grunes was amended in connection with his appointment as Chief Executive Officer and President of Aquila and Scientific Bioprocessing, Inc (“SBI”). SBI and Aquila are wholly owned subsidiaries of Scientific Industries, Inc. The amended Director’s Service Agreement reflects an increase in Mr. Grunes’ base salary by €20,000 euros to 170,000 euros per year, a minimum annual bonus of 10,000 euros and an increase in advance termination notice requirement from 6 to 12 months.

ITEM 9.01 Financial Statements and Exhibits

(a),(b),(c) not applicable

(d) Exhibits

Exhibit No	Description

10.2	D. Grunes Amended Director’s Service Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC INDUSTRIES, INC.

Date: May 27, 2022	By:	/s/ Helena R. Santos
Helena R. Santos,
President and Chief Executive Officer

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